UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 11, 2023

SELECTA BIOSCIENCES, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-37798	26-1622110
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

65 Grove Street, Watertown, MA 02472
(Address of principal executive offices)(Zip Code)

(617) 923-1400
Registrant’s telephone number, including area code

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock (Par Value $0.0001)	SELB	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.
On September 11, 2023, pursuant to a Payoff Letter, dated September 11, 2023, among Selecta Biosciences, Inc. (the “Company”), Oxford Finance LLC (“Oxford”), as collateral agent and as a lender, and Silicon Valley Bank, a division of First-Citizens Bank & Trust Company (successor by purchase to the Federal Deposit Insurance Corporation as Receiver for Silicon Valley Bridge Bank, N.A. (as successor to Silicon Valley Bank)) (“Silicon Valley Bank”), as a lender, the Company paid all then-outstanding amounts under that certain Loan and Security Agreement, dated August 31, 2020, and amended on September 7, 2021, March 21, 2022, September 20, 2022, and March 31, 2023 (as so amended, the “Loan and Security Agreement”), by and among the Company, Oxford, Silicon Valley Bank, and the lenders from time to time party thereto (together with Oxford and Silicon Valley Bank, the “Lenders”), together with accrued interest and a prepayment penalty, to Oxford and Silicon Valley Bank. Upon and following these payments, all obligations of the Company to the Lenders under the Loan and Security Agreement were paid and discharged in full, all unfunded commitments to make credit extensions or financial accommodations to the Company or any other person under the Loan and Security Agreement were terminated, all mortgages, charges, liens, assignments, security interests and other security or liens of every type at any time granted to or held by any Lender as security for the obligations under the Loan and Security Agreement were automatically released and terminated without further action by Oxford, and all other obligations of the Company under the Loan and Security Agreement (excluding the warrants the Company previously issued to Oxford and Silicon Valley Bank) were deemed terminated.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SELECTA BIOSCIENCES, INC.

Date: September 13, 2023	By:	/s/ Carsten Brunn, Ph.D.
Carsten Brunn, Ph.D.
President and Chief Executive Officer